UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 26, 2006

MARKWEST HYDROCARBON, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14841	84-1352233
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry Into a Material Definitive Agreement

On October 26, 2006, the Board of Directors of MarkWest Hydrocarbon, Inc. (“MarkWest Hydrocarbon”) approved long term incentive target percentages for executives, officers, managers, and key employees, for equity incentive awards for achieving and exceeding established performance goals for calendar year 2006 (financial and non-financial goals).  The long term incentive equity award target percentage ranges are set from 30% to 80% of base salary depending on level and performance achievement, with opportunity for additional stretch incentive in the ranges of 30% to 80% of base salary if stretch performance (up to 125 % of financial plan) is achieved.  The CEO’s long term incentive is fully discretionary with the Boards of Directors, and will be reviewed at the January 2007 Boards of Directors meetings.   If goals are achieved, and after review, determination and approval by the Boards of Directors of MarkWest Hydrocarbon, Inc. and MarkWest Energy Partners, L.P. (“MarkWest Energy”) at the January 2007 meetings, long-term incentive awards will be granted in the form of MarkWest Hydrocarbon’s restricted shares and MarkWest Energy’s phantom units.  Long term incentive equity awards for 2006, if any, will be granted in January or February 2007, and valued at time of grant.  Phantom units will be issued under the MarkWest Energy Partners, L.P. Long-Term Incentive Plan, previously filed with the SEC, and restricted stock will be issued under the MarkWest Hydrocarbon, Inc. 2006 Stock Incentive Plan, also previously filed with the SEC.  Share/Units will vest in thirds annually over a three year period.

MarkWest Hydrocarbon formed MarkWest Energy Partners, L.P. (“MarkWest Energy”) on January 25, 2002, to acquire most of the assets, liabilities and operations of the MarkWest Hydrocarbon midstream energy business.  MarkWest Energy has no employees.  It is managed by the officers of MarkWest Energy’s general partner.  Aside from restricted unit awards, the executive officers of the general partner are compensated by MarkWest Hydrocarbon and do not receive compensation from the general partner or MarkWest Energy for their services in such capacities.  MarkWest Energy reimburses MarkWest Hydrocarbon for a portion of their salary.  As a result, incentive awards are based on the performance of both companies.

A summary of the material terms of the long term incentive plan and percentage targets for equity awards for executives, officers, manager, and key employees, for calendar year 2006, to be granted, if any, under the MarkWest Energy Partners, L.P. Long-Term Incentive Plan and the MarkWest Hydrocarbon, Inc. 2006 Stock Incentive Plan, is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description of Exhibit
10.1	Summary of the 2006 Long Term Incentive Plan and Target Percentages

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC.
(Registrant)

Date: November 1, 2006	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Chief Financial Officer